UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31, 2008

Date of reporting period:	December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

First Eagle Overseas Variable Fund

Annual Report

December 31, 2008

Advised by Arnhold and S. Bleichroeder Advisers, LLC

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events or otherwise.

First Eagle Overseas Variable Fund

THE PRESIDENT'S LETTER

John P. Arnhold

Dear Shareholder,

Since I wrote to you in June, global equity markets have declined significantly and the depth and magnitude of the credit crisis has brought with it volatility, fears of serious recession and deflation. Venerable financial institutions have collapsed or been rescued by government support across the globe. The headline economic news could hardly be bleaker.

While the macroeconomic backdrop will have a dramatic effect on corporate profitability and, in some cases, sustainability, a concerted effort by government bodies in all major areas will likely provide much-needed stimulus. Therefore, as we tend to do at First Eagle, we will persevere with our portfolio, which we believe represents high quality businesses with strong balance sheets.

As you know, we have never focused on benchmark returns or relative performance. We have always sought to preserve capital and to provide satisfactory absolute returns over time. We are not pleased with our performance for the year but, as we look back, we believe that we have not suffered from permanent impairment of value in our holdings. The Global Value team of Portfolio Managers, Jean-Marie Eveillard, Matthew McLennan and Abhay Deshpande and our team of nine analysts continue to find new investment opportunities and are adding to existing positions. Our consistent approach of seeking to uncover good businesses at attractive prices through fundamental bottom-up research is our hallmark. With this disciplined style and even temperament we believe that our methodology is timeless. Through patience and a long-term time horizon we believe that we can help our clients achieve their investment goals.

Please be assured that your investment in our Fund will continue to be managed in the same manner as it has been over the years. All of our Portfolio Managers and other senior executives have substantial investments alongside of yours and we are grateful for the confidence that you continue to place in our firm.

Sincerely,

John P. Arnhold

February 2009

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change.

First Eagle Overseas Variable Fund

LETTER FROM THE PORTFOLIO MANAGERS

Jean-Marie Eveillard

Matthew McLennan

Abhay Deshpande

Dear Shareholder,

The year ended December 31, 2008 was our worst ever in absolute terms. Even though the Fund proved resilient during the first half of the year, it was unable to withstand the relentless selling which gathered pace in the second half. As we suggested in March, the de-leveraging of the global economy would likely have serious repercussions. Even as we avoided the permanent impairments among the "financials," our general exposure to equities meant that we were exposed to those repercussions, whether caused by forced hedge fund selling or selling associated with fears of potential weakness in the economy. In hindsight, we should have been less eager to part with our cash. Unfortunately, we found too much value too early.

Oddly enough, our worst year in absolute terms was one of our best in relative terms. Not that it is at all comforting (we eat our own cooking...) but there is a difference between temporary mark-to-market losses and those caused by permanent declines in value. In our case, it is possible—even likely—that the losses can be erased over time. Had our losses been caused by exposure to "financials" (AIG, Fannie Mae...) we might never be able to recover the lost capital. This is the position in which many funds find themselves today and why we find at least some solace in our performance this year.

That said, and though opportunities are more abundant today, we remain wary over the longer term consequences of the massive global reflation effort currently underway. We can't divine the future but we do wonder if one potential outcome is that authorities are too successful over time. Our gold position could provide some ballast in a world where currency reserve standards may be subject to change. In the meantime, we continue to be attracted to the Japanese market but with the steep declines in almost all global assets our research staff is busy looking for opportunities in other markets as well. Our team of nine analysts, the heart of our operations, deserves praise for helping us navigate through these difficult times and for recently discovering new and interesting opportunities in equities, high-yield bonds, and even bank debt. Thankfully we have some excess capital and our shareholders, so far, have been patient and redemptions have been modest allowing us to accumulate or add to such positions at what look like very attractive prices.

Thank you for your continued support.

Jean-Marie Eveillard	Matthew McLennan

Abhay Deshpande

February 2009

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change.

First Eagle Overseas Variable Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (unaudited)

Towards the end of 2008, the U.S. Senate passed the Troubled Asset Relief Program (TARP) bill to bailout the troubled assets of financial institutions in an attempt to bolster the global economy. The bill gives the U.S. Treasury up to $700 billion to buy mortgages and other troubled assets. Markets around the world didn't react favorably and they continued to trend downward throughout the year. The MSCI World Index fell 41% and the MSCI EAFE Index fell 43% for the year. In Japan, the Nikkei 225 Index fell 42%. In Europe, the French CAC 40 Index fell 43% and the German DAX Index fell 40%. In the U.S, the S&P 500 Index declined 37%. The U.S. dollar rose 4% against the Euro fueled by European bank demand but the dollar fell 19% against the Japanese yen, whose strength resulted from a continued unwinding of the "yen-carry" trade. Crude oil fell 54% during the year to $45 by the end of December while gold rose modestly to $882 per ounce at the end of the year.

The net asset value of the Fund's shares fell 18.82% for the year ended December 31, 2008, while the MSCI EAFE Index was down 43.38%. The Fund's cash position was 13% on December 31, 2008.

The five largest contributors to the performance of the First Eagle Overseas Variable Fund over the period were Chofu Seisakusho Company, Limited (building products, Japan), Nissay Dowa General Insurance Company, Limited (insurance, Japan), Wheelock and Company, Limited (real estate operator, Hong Kong), Gold bullion (gold, U.S.) and Shimano Inc. (bicycle parts, Japan) collectively accounting for 2.18% of the year's performance.

The five largest detractors were Italcementi (building products, Italy), Wendel Investissement (holding company, France), Pargesa Holding SA (holding company, Switzerland), Société Foncière Financière et de Participations (REIT, France) and Samsung Electronics Company, Limited Pfd. (electronic equipment, South Korea). Their combined negative performance over the twelve month period subtracted 4.40% points from the Fund's performance.

We increased our hedge on the Japanese yen to 30% at the end of 2008 from 0% a year ago though we still believe Asian currencies should ultimately be revalued against the U.S. dollar. We increased our hedge against the euro to 60% in December from 35% last year. We also decreased our hedge on the British pound to 80% from 100% a year ago. We remain 10% hedged on the Swiss franc.

Jean-Marie Eveillard	Matthew McLennan	Abhay Deshpande

February 2009

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change.

FUND OVERVIEW

FIRST EAGLE OVERSEAS VARIABLE FUND  Data as of December 31, 2008 (unaudited)

THE INVESTMENT STYLE

First Eagle Overseas Variable Fund

seeks long-term growth of capital.

ASSET ALLOCATION

COUNTRIES

Japan	32.70%
France	17.71%
United States	6.68%
Switzerland	5.44%
Canada	2.58%
Malaysia	2.57%
Germany	2.56%
Hong Kong	2.45%
Italy	2.21%
South Korea	2.17%
Thailand	2.09%
Singapore	1.96%
Taiwan	1.15%
United Kingdom	1.14%
Mexico	1.01%
Netherlands	0.77%
Greece	0.48%
Brazil	0.36%
Australia	0.29%
Chile	0.22%
Belgium	0.22%
Ireland	0.07%

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Variable Fund	(18.82)%	11.13%	17.12%
MSCI EAFE Index	(43.38)%	1.66%	0.80%
Consumer Price Index	0.09%	2.66%	2.52%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Gold bullion	5.42%
Nissay Dowa General Insurance Company, Limited (Japanese insurance company)	3.09%
Secom Company, Limited (Japanese commercial services provider)	2.64%
Sanofi-Aventis (French health care company)	2.31%
Sodexo SA (French food management company)	2.27%
Chofu Seisakusho Company, Limited (Japanese building products manufacturer)	2.21%
Pargesa Holding SA (Swiss diversified financials company)	2.16%
SMC Corporation (Japanese automated control devices manufacturer)	2.04%
FANUC Limited (Japanese automation components manufacturer)	1.98%
Keyence Corporation (Japanese sensors manufacturer)	1.86%

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS
December 31, 2008

Number of Shares		Value (Note 1)
	Common and Preferred Stocks—75.53%
	Australia—0.29%
405,710	Spotless Group Limited	$797,668
	Belgium—0.22%
85,530	RHJ International (a)	413,740
55,000	Deceuninck	201,835
		615,575
	Brazil—0.36%
49,440	Petroleo Brasiliero SA ADR	1,009,070
	Canada—2.06%
246,000	Franco-Nevada Corporation	4,240,486
32,709	EnCana Corporation	1,520,314
		5,760,800
	Chile—0.22%
450,000	Quinenco SA	621,420
	France—15.75%
102,528	Sanofi-Aventis	6,470,361
115,461	Sodexho SA	6,351,648
50,012	Neopost SA	4,506,926
38,071	Robertet SA	3,810,281
83,388	Remy Cointreau SA	3,434,515
33,662	Air Liquide SA	3,062,526
71,134	Carrefour SA	2,721,171
44,820	Société BIC SA	2,564,974
26,499	NSC Groupe	2,168,840
37,950	Wendel	1,867,434
20,780	Laurent-Perrier	1,704,228
31,430	Total SA	1,699,949
32,880	Société Foncière Financière et de Participations	1,060,352
1,569	Société Sucrière de Pithiviers-le Vieil	1,003,254
25,040	Zodiac SA	904,978
9,220	Gaumont SA	583,140
8,840	Sabeton SA	127,181
		44,041,758
	Germany—2.56%
47,960	Fraport AG	2,060,670
20,062	Hornbach Holding AG Pfd.	1,683,269
18,599	Pfeiffer Vacuum Technology AG	1,213,306
86,915	Deutsche Wohnen AG (a)	1,146,545

See Notes to Financial Statements

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2008

Number of Shares		Value (Note 1)
	Common and Preferred Stocks—(continued)
	Germany—(continued)
85,440	Tognum AG	$1,068,892
		7,172,682
	Greece—0.48%
221,740	Jumbo S.A.	1,337,716
	Hong Kong—1.99%
195,670	Guoco Group Limited	1,147,480
220,920	Shaw Brothers (Hong Kong) Limited	364,865
1,855,240	Wheelock and Company	4,069,454
		5,581,799
	Italy—2.21%
397,580	Italcementi S.p.A. RNC	2,708,013
68,340	Italcementi S.p.A.	853,539
45,886	Italmobiliare S.p.A. RNC	1,234,854
22,033	Italmobiliare S.p.A.	872,562
143,250	Gewiss S.p.A.	517,724
		6,186,692
	Japan—32.70%
1,424,720	Nissay Dowa General Insurance Company, Limited	8,644,192
145,460	Secom Company, Limited	7,381,313
254,848	Chofu Seisakusho Company, Limited	6,170,892
56,760	SMC Corporation	5,697,915
79,840	FANUC Limited	5,539,918
25,910	Keyence Corporation	5,202,008
132,060	Shimano Inc.	5,113,410
124,360	Astellas Pharma Inc.	4,979,887
85,500	Ono Pharmaceutical Company, Limited	4,404,688
40,390	Hirose Electric Company, Limited	4,018,950
179,760	Nitto Kohki Company, Limited	3,141,090
161,994	Secom Joshinetsu Company, Limited	2,841,373
234,630	MISUMI Group Inc.	2,746,193
343,000	Temp Holdings Company, Limited	2,720,541
80,600	Canon Inc.	2,462,901
275,500	NIPPONKOA Insurance Company, Limited	2,081,826
302,100	Japan Wool Textile Company Limited	2,059,545
89,994	SK Kaken Company, Limited	1,985,527
141,500	Doshisha Company Limited	1,918,406
141,300	T. Hasegawa Company, Limited	1,872,050
68,505	Nagaileben Company, Limited	1,435,847
161,400	OSG Corporation	1,351,380
78,400	Meitec Corporation	1,333,622
173,000	Sompo Japan Insurance Inc.	1,230,943

See Notes to Financial Statements

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2008

Number of Shares		Value (Note 1)
	Common and Preferred Stocks—(continued)
	Japan—(continued)
141,600	Chubu Nippon Broadcasting Company, Limited	$1,093,436
53,440	As One Corporation	1,016,922
29,400	Ryosan Company, Limited	695,676
129,000	Kansai Paint Company, Limited	647,490
63,040	Sansei Yusoki Company, Limited	451,329
41,800	Seikagaku Corporation	448,664
105,000	Nippon Thompson Company, Limited	433,205
100,000	Shingakukai Company, Limited	329,840
44	Mandom Corporation	1,243
		91,452,222
	Malaysia—2.35%
7,595,580	Malaysia Airports Holdings Berhad	4,851,512
1,612,475	Genting Berhad	1,724,323
		6,575,835
	Mexico—1.01%
229,260	Industrias Peñoles, SA de C.V.	2,814,326
	Netherlands—0.34%
33,080	Heineken Holding NV	938,509
	Singapore—1.50%
949,930	Haw Par Corporation Limited	2,393,369
1,116,860	Singapore Airport Terminal Services Limited	1,085,271
79,070	United Overseas Bank Limited	709,064
		4,187,704
	South Korea—2.17%
10,475	Samsung Electronics Company, Limited Pfd.	2,145,647
1,260	Lotte Confectionery Company, Limited	1,305,466
5,900	Nong Shim Company, Limited	1,145,290
1,642	Nong Shim Holding Company, Limited	75,611
45,550	Fursys Inc.	737,740
150,030	Daeduck GDS Company, Limited	589,614
21,720	Daeduck Electronics Company, Limited	58,975
		6,058,343
	Switzerland—5.44%
91,641	Pargesa Holding SA	6,027,030
110,110	Nestlé SA	4,303,637
50,926	Kuehne & Nagel International AG	3,232,068
673	Lindt & Spruengli AG	1,239,329
2,000	Edipresse SA	404,002
		15,206,066

See Notes to Financial Statements

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2008

Number of Shares			Value (Note 1)
		Common and Preferred Stocks—(continued)
		Taiwan—0.65%
	3,444,376	Compal Electronics Inc.	$1,810,454
		Thailand—2.09%
	31,917,272	Thai Beverage Public Company Limited	4,319,881
	607,815	Bangkok Bank Public Company Limited NVDR	1,205,843
	21,700	Bangkok Bank Public Company Limited	43,363
	20,000	The Oriental Hotel Public Company, Limited	285,221
			5,854,308
		United Kingdom—1.14%
	465,470	Home Retail Group	1,415,421
	310,040	Fresnillo Plc	1,025,248
	33,497	Anglo American Plc	744,559
			3,185,228
		Total Common and Preferred Stocks (Cost: $239,133,319)	211,208,175
		Investment Company—1.26%
	40,730	streetTRACKS Gold Trust (a) (Cost: $2,786,321)	3,523,960
Ounces
		Commodity—5.42%
	17,218	Gold bullion (a) (Cost: $10,209,962)	15,154,141
Principal Amount
		International Bonds—4.62%
		International Government Bonds—2.21%
		France—0.57%
EUR	1,098,673	Republic of France O.A.T. I/L 3.00% due 7/25/2012 (c )	1,586,394
		Hong Kong—0.46%
HKD	10,000,000	Hong Kong Government 2.52% due 3/24/2009	1,297,852
		Malaysia—0.22%
MYR	2,109,000	Malaysian Government 3.756% due 4/28/2011	619,995
		Singapore—0.46%
SGD	1,815,000	Singapore Government 2.375% due 10/01/2009	1,275,680

See Notes to Financial Statements

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2008

Principal Amount			Value (Note 1)
		International Government Bonds—(continued)
		Taiwan—0.50%
TWD	19,800,000	Taiwan Government 2.00% due 7/20/2012	$623,865
TWD	24,000,000	Taiwan Government 2.375% due 1/16/2013	769,102
			1,392,967
		International Corporate Bonds—2.41%
		Canada—0.52%
CAD	3,263,000	Catalyst Paper Corporation 8.625% due 6/15/2011	1,452,035
		France—1.39%
EUR	136,000	Lafarge SA 6.50% due 7/15/2016	91,885
EUR	4,735,000	Wendel 4.875% due 11/04/2014	3,809,502
			3,901,387
		Ireland—0.07%
EUR	823,000	Waterford Wedgwood Plc 9.875% due 12/01/2010 (b)	205,922
		Netherlands—0.43%
EUR	700,000	UPC Holding BV 7.75% due 1/15/2014 (b)	768,697
EUR	400,000	UPC Holding BV 8.625% due 1/15/2014 (b)	447,596
			1,216,293
		Total International Bonds (Cost: $15,061,797)	12,948,525
		U.S. Commercial Paper—10.78%
	$5,887,000	Caterpillar Financial Services 0.10% due 1/13/2009	5,886,804
	5,000,000	Danaher Corporation 0.02% due 1/5/2009	4,999,989
	1,000,000	The Dow Chemical Company 5.15% due 1/9/2009	998,856
	9,600,000	The Dow Chemical Company 5.15% due 1/12/2009	9,584,894
	5,482,000	NETJETS Inc. 0.05% due 1/2/2009	5,481,992
	3,192,000	Volvo Treasury LLC 1.50% due 1/2/2009	3,191,865
		Total U.S. Commercial Paper (Cost: $30,144,400)	30,144,400
		Total Investments—97.61% (Cost: $297,335,799)	272,979,201
		Other assets in excess of liabilities—2.39%	6,692,205
		Net assets—100.00%	$279,671,406

Aggregate cost for federal income tax purposes was $302,652,699; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$19,695,934
Gross unrealized depreciation	(49,370,432)
Net unrealized depreciation	$(29,673,498)

(a)  Non-income producing security or commodity.

(b)  All or a portion of this security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers under the Securities Act of 1933.

(c)  Inflation-protected security.

See Notes to Financial Statements

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2008

ADR  — American Depository Receipt

NVDR  — Non-voting Depository Receipt

RNC  — Represents non-voting shares

Foreign Currencies

CAD  — Canadian dollar

EUR  — Euro

HKD  — Hong Kong dollar

MYR  — Malaysian ringgit

SGD  — Singapore dollar

TWD  — Taiwan dollar

USD  — United States dollar

Foreign Currency Exchange Contracts

Purchases

Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at December 31, 2008	U.S. $ To Be Delivered	Unrealized Appreciation at December 31, 2008	Unrealized Depreciation at December 31, 2008
1/14/09	242,000	Pound sterling	$351,707	$363,654	$—	$(11,947)

Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at October 31, 2008	Unrealized Appreciation at December 31, 2008	Unrealized Depreciation at December 31, 2008
1/14/09	23,818,000	Euro	$39,060,731	$33,239,662	$5,821,069	—
4/8/09	1,270,000	Swiss franc	1,119,773	1,186,077	—	$(66,304)
4/8/09	2,393,000	Euro	3,235,574	3,336,651	—	(101,077)
4/8/09	1,791,000	Pound sterling	3,384,054	2,602,572	781,482	—
6/17/09	893,183,000	Japanese yen	9,563,000	9,863,158	—	(300,158)
6/17/09	1,527,077,000	Japanese yen	16,754,152	16,844,231	—	(90,079)
			73,117,284	67,072,351	6,602,551	(557,618)
Total			$73,468,991	$67,436,005	$6,602,551	$(569,565)

See Notes to Financial Statements

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2008

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Equities
Consumer Discretionary	10.22%
Consumer Staples	9.31
Energy	1.51
Financials	5.12
Health Care	6.71
Holding Companies	3.66
Industrials	18.99
Materials	5.54
Media	0.87
Precious Metals	1.64
Real Estate	1.87
Technology and Telecommunications	6.07
Transportation	4.02
75.53
Commodity	5.42
Investment Company	1.26
International Bonds
Consumer Discretionary	0.07
Government Issues	2.21
Holding Companies	1.36
Materials	0.03
Media	0.43
Paper and Forest Products	0.52
4.62
U.S. Commercial Paper	10.78
Total Investments	97.61%

See Notes to Financial Statements

First Eagle Overseas Variable Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investments, at value (cost: $297,335,799) (Note 1)	$272,979,201
Cash	62,517
Foreign cash (cost: $64,712)	65,058
Receivable for investment securities sold	31,938
Receivable for forward currency contracts held, at value (Note 1)	6,602,551
Receivable for Fund shares sold	628,301
Accrued interest and dividends receivable	594,045
Other assets	1,452
Total Assets	280,965,063
Liabilities:
Payable to investment advisor (Note 2)	171,305
Payable for distribution fees (Note 3)	172,881
Payable for forward currency contracts held, at value (Note 1)	569,565
Payable for Fund shares redeemed	85,285
Payable for administration costs (Note 2)	13,830
Accrued expenses and other liabilities	280,791
Total Liabilities	1,293,657
Net Assets:
Capital stock (par value, $0.001 per share)	13,443
Capital surplus	302,342,734
Net unrealized appreciation (depreciation) on:
Investments	(24,356,598)
Foreign currency related translation	6,034,886
Undistributed net realized loss on investments	(1,379,723)
Accumulated distributions in excess of net investment income	(2,983,336)
Net Assets (Note 1)	$279,671,406
Net Asset Value per Share (NAV) (based on 13,442,946 shares outstanding; 1,000,000,000 shares authorized) (Note 6)	$20.80
Maximum Offering Price per Share	$20.80

See Notes to Financial Statements

First Eagle Overseas Variable Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

Investment Income:
Income:
Dividends (net of $834,452 foreign taxes withheld)	$6,291,791
Interest	2,673,677
Other income	1,284
Total income	8,966,752
Expenses:
Investment advisory fees (Note 2)	2,306,471
Administrative costs (Note 2)	63,775
Distribution fees (Note 3)	768,824
Shareholder servicing agent fees	498,481
Custodian fees	229,258
Professional fees	90,698
Printing fees	52,818
Accounting fees	18,564
Trustees' fees	10,400
Other fees	17,420
Total operating expenses	4,056,709
Expense reductions due to earnings credits (Note 1)	(39)
Net Expenses	4,056,670
Net investment income (Note 1)	4,910,082
Realized and Unrealized Gains on Investments and Foreign Currency Related Transactions (Note 1):
Net realized gains (losses) from:
Investment transactions	578,647
Foreign currency related transactions	(1,754,030)
(1,175,383)
Net change in unrealized appreciation (depreciation) from:
Investment transactions	(77,078,556)
Foreign currency related translation	5,911,915
(71,166,641)
Net loss on investments and foreign currency related transactions	(72,342,024)
Net Decrease in Net Assets Resulting from Operations	$(67,431,942)

See Notes to Financial Statements

First Eagle Overseas Variable Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
Operations:
Net investment income	$4,910,082	$3,631,741
Net realized gains (losses) from investments and foreign currency related transactions	(1,175,383)	39,762,677
Net change in unrealized depreciation from investments and foreign currency related translation	(71,166,641)	(24,387,960)
Net (decrease) increase in net assets resulting from operations	(67,431,942)	19,006,458
Distributions to Shareholders:
Dividends paid from net investment income	(4,087,117)	—
Distributions paid from net realized gains from investment transactions	(33,071,685)	—
Decrease in net assets resulting from distributions	(37,158,802)	—
Fund Share Transactions (Note 6):
Net proceeds from shares sold	128,497,386	117,009,443
Net asset value of shares issued for reinvested dividends and distributions	37,146,646	—
Cost of shares redeemed	(96,031,972)	(70,420,029)
Increase in net assets from Fund share transactions	69,612,060	46,589,414
Net (decrease) increase in net assets	(34,978,684)	65,595,872
Net Assets (Note 1):
Beginning of year	314,650,090	249,054,218
End of year (including accumulated distributions in excess of net investment income of $(2,983,336) and $(3,540,069), respectively.)	$279,671,406	$314,650,090

See Notes to Financial Statements

First Eagle Overseas Variable Fund

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	For the year ended December 31,
	2008	2007	2006	2005	2004
Selected Per Share Data[a]
Net asset value, beginning of year	$29.56	$27.42	$30.47	$27.48	$22.58
Income from investment operations:
Net investment income	0.43	0.38	0.39	0.27	0.23
Net realized and unrealized gains (losses) on investments	(6.02)	1.76	7.21	5.58	5.92
Total from investment operations	(5.59)	2.14	7.60	5.85	6.15
Less distributions:
From net investment income	(0.35)	—	(2.42)	(0.69)	(0.61)
From net realized gains	(2.82)	—	(8.23)	(2.17)	(0.64)
	(3.17)	—	(10.65)	(2.86)	(1.25)
Net asset value, end of year	$20.80	$29.56	$27.42	$30.47	$27.48
Total Return	(18.82)%	7.80%	25.08%	21.46%	27.50%
Ratios and Supplemental Data
Net assets, end of year (000's)	$279,671	$314,650	$249,054	$209,581	$179,253
Ratio of operating expenses to average net assets[b]	1.32%	1.23%	1.24%	1.25%	1.31%
Ratio of net investment income to average net assets[c]	1.60%	1.28%	1.13%	0.90%	0.95%
Portfolio turnover rate	9.09%	53.65%	28.30%	32.76%	32.43%

a  Per share amounts have been calculated using the average shares method.

b  The annualized ratios of operating expenses to average net assets for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 would have been 1.32%, 1.23%, 1.24%, 1.25% and 1.31%, respectively, without the effects of the earnings credits.

c  The annualized ratios of net investment income to average net assets for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 would have been 1.60%, 1.28%, 1.13%, 0.90% and 0.95%, respectively, without the effects of the earnings credits.

See Notes to Financial Statements

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS

Note 1—Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. (First Eagle SoGen Variable Funds, Inc. prior to December 31, 2002). The First Eagle Overseas Variable Fund seeks long-term growth of capital.

The following is a summary of significant accounting policies adhered to by the Fund and is in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation—The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio securities will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price ("NOCP")).

Commodities (such as physical metals) are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at amortized cost, which is deemed to approximate value.

The 2:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by Arnhold and S. Bleichroeder Advisers, LLC (the "Adviser") to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond-specific thresholds) occurring after the close of the foreign market may require fair valuation of securities traded on that foreign

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(Continued)

market. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund.

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157—Fair Value Measurements, that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The Statement applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements. The Statement applies broadly to securities and other types of assets and liabilities. FASB 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Statement also establishes a fair value hierarchy which prioritizes inputs or assumptions to valuation techniques. These inputs are summarized in the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Other significant unobservable inputs (including fund's own assumption in determining the fair value of investments).

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2008. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. The Fund used the valuation technique market approach for the year ended December 31, 2008. There was no activity in Level 3 securities for the period.

Description	Level 1	Level 2	Level 3	Total Market Value
Assets
Investments in securities	$210,922,953	$43,378,147	$—	$254,301,100
Foreign forward currency contracts*	6,602,551	—	—	6,602,551
Other financial instruments **	18,678,101	—	—	18,678,101
Total	$236,203,605	$43,378,147	$—	$279,581,752
Liabilities
Foreign forward currency contracts*	$(569,565)	—	—	$(569,565)

*  Foreign forward currency contracts are valued at net unrealized appreciation (depreciation) on the instrument.

**  Includes gold bullion and an exchange traded fund.

b)  Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from security transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Discounts are accreted and premiums amortized as adjustments to interest income and identified cost of investments.

c)  Expenses—Certain expenses are shared with the First Eagle Funds ("FEF"), an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the FEF. Earnings credits reduce custody fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation—The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments, which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(Continued)

purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at current cost of covering or offsetting such contracts until these contracts are closed out, at which time the Fund realizes a gain or loss. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

f)  Treasury Inflation-Protected Securities—The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation, as measured by the U.S. Consumer Price Index ("CPI"). The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

g)  Structured notes—In order to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") , the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). There currently is some uncertainty as to the status of income from commodity-linked structured notes in which the Fund invests, and the Fund is treating such income as Qualifying Income. If the Fund fails to qualify as a RIC, the Fund will be subject to federal, state and local income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. The Fund did not hold structured notes as of December 31, 2008.

h)  Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

i)  United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. Such income dividends and capital gains distributions are declared and paid by the Fund on an annual basis. At December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$2,994,055
Undistributed net realized gain on investments	3,992,772
Net unrealized depreciation on investments	(29,671,598)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the treatment of passive foreign investment companies, the treatment of foreign currency contracts and wash sales.

In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48—Accounting for Uncertainty in Income Taxes that require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. In accordance with FASB Interpretation No. 48, management of the

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(Continued)

Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

j)  Reclassification of capital accounts—On the Statements of Assets and Liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made to decrease undistributed net investment income in the amount of $266,232, and decrease undistributed net realized gains on investments in the amount of $30,818 and increase capital surplus in the amount of $297,050.

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, dividend redesignations, distributions paid in connection with the redemption of fund shares and investments in passive foreign investment companies.

k)  Distributions to shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

For the year ended December 31, 2008 and 2007, the Fund distributed ordinary income dividends of $4,918,594 and $0, respectively.

For the year ended December 31, 2008 and 2007, the Fund distributed long-term capital gains dividends of $32,240,208 and $0, respectively.

l)  Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

m)  Recently issued accounting pronouncements—In March 2008, FASB issued Statement of Financial Accounting Standards, No. 161 ("FAS 161") "Disclosures about Derivative Instruments and Hedging Activities", an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Note 2—Investment Advisory Agreement, Custody Agreement and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC ("the Adviser"), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings") manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative and accounting services on behalf of the Fund, and, in accordance with its agreement with the Fund, the Fund reimburses the Adviser for costs (including personnel, overhead and other costs) related to those services. For the year ended December 31, 2008, the Fund reimbursed the Adviser in the amount of $63,411.

First Eagle Funds Distributors (the "Distributor"), a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, serves as the Fund's principal underwriter.

Included in the accrued expenses, on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the trustees in the amount of $119. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various FEF until distribution in accordance with the Trustee Deferred Compensation Plan.

The Fund has entered into a Custody Agreement with State Street Bank and Trust Co. ("SSB"). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(Continued)

as custodian of the Funds' portfolio securities and other assets, with the exception of gold bullion, which is maintained by a sub-custodian. Under the terms of the Custody Agreement between the Fund and SSB; SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB, and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Note 3—Distribution Plans and Agreements

Under the terms of the Distribution Plans and Agreements (the "Plans") with the Distributor, pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay quarterly, a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payments to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2008, the distribution fees incurred by the Fund were $768,824.

Note 4—Purchases and Sales of Securities

During the year ended December 31, 2008, the aggregate cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $108,336,578 and $22,937,434, respectively.

There were no purchases or sales of U.S. Government securities during the year.

Note 5—Line of Credit

On September 10, 2008, the Board of Trustees approved a $200 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Fund and FEF, to be utilized for temporary financing the purchase or sale of securities for prompt delivery in the ordinary course of business or temporarily finance the redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on federal funds rate plus 0.50%. Under the Credit Facility arrangement, the Fund has agreed to pay commitment fees pro rata, based on the relative asset size of the Fund. Commitment fees related to the line of credit are paid by the Fund and are included in miscellaneous expenses in the Statement of Operations. As of December 31, 2008, there were no borrowings from the credit facility.

Note 6—Capital Stock

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2008	Year Ended December 31, 2007
Shares sold	4,780,553	3,964,902
Shares issued for reinvested dividends and distributions	1,798,869	—
Shares redeemed	(3,781,238)	(2,401,641)
Net increase	2,798,184	1,563,261

Note 7—Indemnifications and Foreign Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States of America due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(Continued)

their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

First Eagle Overseas Variable Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
First Eagle Overseas Variable Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Overseas Variable Fund (the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years ended December 31, 2005 were audited by another independent registered public accounting firm, whose report dated February 22, 2006 was unqualified.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2009

First Eagle Overseas Variable Fund

FUND EXPENSES
(unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on July 1, 2008 and held for the six months ended December 31, 2008.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)
First Eagle Overseas Variable Fund	(16.30)%	$1,000.00	$837	$6.10

(1)   For the six months ended December 31, 2008.

(2)   Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)   Expenses are equal to the annualized expense ratio of 1.32%, for the Fund, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)
First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,018.50	$6.70

(1)  For the six months ended December 31, 2008.

(2)  Expenses are equal to the annualized expense ratio of 1.32% for the Fund, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

First Eagle Overseas Variable Fund

TAX INFORMATION
(unaudited)

The Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended December 31, 2008:

	% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains -15%
First Eagle Overseas Variable Fund	0.84%	$32,394,058

*  The Fund paid foreign taxes of $722,907 and recognized foreign source income of $7,680,988. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts as having been paid in connection with dividends distributed from investment taxable income during calendar year 2008.

First Eagle Overseas Variable Fund

ADDITIONAL INFORMATION
(unaudited)

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University	6	Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Funds (5 portfolios)

Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present(3)	Chair, Hughes Hubbard & Reed LLP	6	Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, The Wallace Foundation; Director, Vice Chair and Member of the Executive Committee, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Funds (Chair) (5 portfolios)

Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant/Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.	6	Director, RenaissanceRe Holdings Ltd; Director, Four Nations; Trustee, First Eagle Funds (5 portfolios)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)  The term of office of each Independent Trustee expires on his/her 70th birthday.

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997	6	Director, Leucadia National Corporation; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Dean's Advisory Council, Columbia University School of International and Public Affairs; Chairman's Council, Conservation International; Trustee, First Eagle Funds (5 portfolios)

William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February 1944)	Trustee	December 1999 to present(2)	President, Lingold Associates	6	Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Trustee, First Eagle Funds (5 portfolios)

Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Trustee	March 2002 to present	Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation	6	Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Funds (5 portfolios)

(1)  The term of office of each Independent Trustee expires on his/her 70th birthday.

INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK	6	Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation;Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; President and Trustee, First Eagle Funds (5 portfolios)

Jean-Marie Eveillard 1345 Avenue of the Americas New York, New York 10105 (born January 1940)	Portfolio Manager and Trustee	June 2008 to present (with portfolio management tenure described in next column	Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds since March 2007 and prior to December 2004 (portfolio management responsibilities commenced 1979); Senior Advisor to Arnhold and S. Bleichroeder Advisers, LLC since January 2005	6	Portfolio Manager and Trustee, First Eagle Funds (5 portfolios)

(1)  The term of office of each Interested Trustee is indefinite.

OFFICERS

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Chief Operations Officer	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; President, ASB Securities LLC; Chief Operations Officer, First Eagle Funds

Joseph T. Malone 1345 Avenue of the Americas New York, New York 10105 (born September 1967)	Chief Financial Officer	September 2008 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Chief Financial Officer, First Eagle Funds; from September 2008; Chief Financial Officer and Treasurer, Aberdeen Funds from November 2007; Director, UBS Global Asset Management from October 2001; Global Fund Treasurer, UBS Global Asset Management from September 2006; Treasurer and Co-Head Mutual Fund Administration Group, UBS Global Asset Management from October 2001.

Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present	General Counsel, Chief Compliance Officer and Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Vice President and Secretary	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Secretary, First Eagle Funds

Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Treasurer	September 2005 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Treasurer, First Eagle Funds

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Vice President	December 2004 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President, First Eagle Funds

Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Funds

(1)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT (unaudited)

On December 22, 1999, the shareholders of the Trust approved the Advisory Agreement between the Trust and the Adviser. The Board of Trustees of the Trust approved the Advisory Agreement most recently on December 9, 2008. In doing so, the Trustees covered the following, among other topics:

•  The Trustees reviewed the Fund's long-standing historical relationship with the Adviser. They noted the quality and depth of the investment personnel retained by the Adviser, commenting with approval on the hiring of Mr. Matthew McLennan as a portfolio manager, the promotion of Mr. Abhay Deshpande, and the continued development of the analyst team. They expressed confidence in the capability and integrity of the Adviser's senior staff and management. They also discussed the institutional resources available to the Adviser as a result of its parent company's 2007 reorganization and sale of shares to a private equity firm with specialization and contacts in the investment management industry. Finally, the Trustees expressed appreciation that Mr. Eveillard will continue to be available in an advisory capacity and as a committed member of the Fund Board of Trustees.

•  The Trustees reviewed the performance of the Fund on both an absolute and a relative basis. Significant short-term and long-term outperformance was noted relative to the Fund's benchmarks, to the performance of peer mutual funds and to Morningstar, Lipper and similar composites. Notwithstanding losses on absolute basis, which were considered in light of the highly negative market environment, performance for the Fund was determined to be excellent given its returns relative to benchmarks and peers.

•  The Trustees reviewed the total compensation to be received by the Adviser and the Fund's total cost for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore reasonable under the circumstances. As part of their analysis, the Trustees considered competitive prices for services comparable to those provided by the Adviser. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, as the Fund's net management fee was generally similar or lower than its reviewed peer group average. The Trustees also considered the advisory fees charged to institutional clients of the Adviser, but considered that comparison less informative after taking into account the differing legal and practical requirements of such clients. While analyzing the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, the Trustees noted the generally low levels of soft dollars and absence of affiliated broker-dealer relationships.

•  The Trustees reviewed the Fund's expense ratio, which was deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to total assets and noted that the Fund's expense ratio decreased in past years as the Fund grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Fund.

•  The Trustees reviewed the Adviser's financial condition and profitability. They commented that revenues and profits are healthy, assuring stability and resources to support investment in the business.

At the conclusion of their review, with no single factor being determinative, the Trustees determined that the Advisory Agreement serves the interests of the Fund and its shareholders and should be continued.

The Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice.

First Eagle Overseas Variable Fund

1345 Avenue of the Americas
New York, NY 10105

Trustees

Lisa Anderson
John P. Arnhold
Candace K. Beinecke (Chair)
Jean-Marie Eveillard
Jean D. Hamilton
James E. Jordan
William M. Kelly
Paul J. Lawler

Officers

John P. Arnhold
President

Robert Bruno
Chief Operations Officer

Joseph T. Malone
Chief Financial Officer

Mark D. Goldstein
Chief Compliance Officer

Suzan J. Afifi
Vice President & Secretary

Philip Santopadre
Treasurer

Michael Luzzatto
Vice President

Winnie Chin
Assistant Treasurer

Investment Adviser

Arnhold and S. Bleichroeder
  Advisers, LLC
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company
801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.
330 West 9th Street
Kansas City, MO 64105
(800) 334-2143

Underwriter

First Eagle Funds Distributors,
  a division of ASB Securities LLC
1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-334-2143.

A copy of the Trust's policies and procedures with respect to the voting of proxies relating to the Trust's portfolio investments and information regarding the proxy-voting record of the Trust for the most recent twelve-month period ended June 30 is available by calling the Trust at 1-800-334-2143. This information also is available on the SEC's website at http://www.sec.gov.

Item 2.                                   Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                   Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler and William M. Kelly as Audit Committee Financial Experts.  Mr. Lawler and Mr. Kelly are both considered by the Board to be independent trustees.

Item 4.                                   Principal Accountant Fees and Services

(a)       Audit Fees:

                For the years ended December 31, 2008 and December 31, 2007, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $32,912 and $31,778, respectively.  Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)       Audit-Related Fees:

For the years ended December 31, 2008 and December 31, 2007, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $163 and $133, respectively.

(c)       Tax Fees:

In each of the years ended December 31, 2008 and December 31, 2007, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $16,000 and $24,110, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for tax compliance and preparation of tax returns.

(d)       All Other Fees:

In each of the years ended December 31, 2008 and December 31, 2007, there were no fees billed  by  PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

 (e)   (1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

 (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            According to PwC, for the year ended December 31, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g)           Other than as described above, the aggregate fees billed for the most recent year and the preceding year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant was $0 in 2008 and 2007.

(h)           Not applicable.

Item 5.                                   Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.                                   Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.                                   Portfolio Managers of Closed-End Investment companies.

Not applicable to the registrant.

Item 9.                                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.                            Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                            Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them  by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                            Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President

Date: February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date: February 25, 2009

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: February 25, 2009

*          Print the name and title of each signing officer under his or her signature.